BLACKROCK FUNDS II
BlackRock International Bond Portfolio

Supplement dated February 12, 2014
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated April 30, 2013

On February 11, 2014, the Board of Trustees of BlackRock Funds II (the “Trust”), on behalf of its series, BlackRock International Bond Portfolio (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on March 14, 2014, except for certain retirement plan accounts, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which the Fund currently anticipates to be on or about April 14, 2014, will be redeemed at the net asset value per share, and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the date of liquidation.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

ALLPR&SAI-IF-0214SUP